UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

BLUE OWL CAPITAL CORPORATION III

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01345	84-4493477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On December 8, 2023, ORCC III Financing LLC (“ORCC III Financing”), a wholly owned subsidiary of Blue Owl Capital Corporation III, a Maryland corporation (the “Company”) entered into Amendment No. 4 (the “Fourth Credit Facility Amendment”) to its senior secured revolving credit facility (the “Secured Credit Facility”), dated July 29, 2021 and amended as of October 6, 2021, December 8, 2021 and March 16, 2022, by and among Société Générale, as agent, Blue Owl Diversified Credit Advisors LLC, as collateral manager, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC, as collateral custodian, and the lenders party thereto.

The Fourth Credit Facility Amendment amends the Secured Credit Facility to: (i) reduce the financing limit under the Secured Credit Facility from $625,000,000 to $525,000,000, (ii) reallocate the revolving commitments among certain revolving lenders to the Secured Credit Facility, (iii) add and remove certain revolving lenders to the facility, (iv) change the applicable margin for amounts drawn in GBP from 2.2693% to 2.6693%, (v) change the applicable margin for amounts drawn in U.S. dollars and any other non-GBP currencies from 2.30% to 2.70%, (vi) extend the revolving period from March 15, 2024 to March 16, 2026, (vii) extend the facility termination date from March 16, 2026 to March 15, 2028, and (viii) change the benchmark for amounts drawn in Canadian dollars from CDOR to Daily Compounded CORRA plus an adjustment of 0.32138% when CDOR becomes unavailable.

The description above is only a summary of the material provisions of the Fourth Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Fourth Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 4 to Loan and Servicing Agreement, dated as of December 8, 2023, by and among ORCC Financing III LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE OWL CAPITAL CORPORATION III

Dated: December 14, 2023	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer